Armada Hoffler Properties, Inc. Second Quarter 2014 Supplemental Information Exhibit 99.2

Table of Contents

Forward Looking Statements 3
Corporate Profile 4
Second Quarter Results and Financial Summary 5
Highlights 6
2014 Outlook 7
Summary Information 8
Summary Balance Sheet 9
Summary Income Statement 10
Core FFO & AFFO 11
Summary of Outstanding Debt 12
Debt to Core EBITDA 13
Debt Information 14
Portfolio Summary & Business Segment Overview 15
Stabilized Portfolio Summary 16
Stabilized Portfolio Summary Footnotes 17
Development Pipeline 18
Construction Business Summary 19
Operating Results & Property-Type Segment Analysis 20
Same Store NOI by Segment 21
Top 10 Tenants by Annual Base Rent 22
Office Lease Summary 23
Retail Lease Summary 25
Historical Occupancy 27
Appendix - Understanding AHH 29
Corporate Overview 30
Differentiation Provides Value Creation 31
Business Segmentation Overview 32
Components of NAV 33
Stabilized Portfolio 34
Identified & Next Generation Pipeline 35
3rd Party Construction 36
Net Asset Value Component Data 37
Appendix - Definitions & Reconciliations 38
Definitions 39
Reconciliations 43

Forward Looking Statement

This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and the unaudited consolidated financial statements appearing in our press release dated August 5, 2014, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 5, 2014.
The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended
(the “Exchange Act”)).  In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, all of our statements regarding anticipated growth in our funds from operations, core funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements.  You can identify forward-
looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,”
“should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).  For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange
Commission (the “SEC), and the documents subsequently filed by us from time to time with the SEC.

Corporate Information
Management & Board
Board of Directors Corporate Officers
Daniel A. Hoffler Executive Chairman of the Board Louis S. Haddad President and Chief Executive Officer
A. Russell Kirk Vice Chairman of the Board Anthony P. Nero President of Development
Louis S. Haddad Director Shelly R. Hampton President of Asset Management
John W. Snow Lead Independent Director Eric E. Apperson President of Construction
George F. Allen Independent Director Michael P. O’Hara Chief Financial Officer and Treasurer
James A. Carroll Independent Director Eric L. Smith Vice President of Operations and Secretary
James C. Cherry Independent Director
Joseph W. Prueher Independent Director
Analyst Coverage
Janney, Montgomery, & Scott LLC Raymond James & Associates Robert W. Baird & Co. Stifel, Nicolaus & Company, Inc. Wunderlich Securities
Michael Gorman Richard Mulligan David Rodgers John Guinee Craig Kucera
(215) 665-6224 (727) 567-2660 (216) 737-7341 (443) 224-1307 (540) 277-3366
Investor Relations Contact
Julie Loftus Trudell
(757) 366-6692
Armada Hoffler Properties, Inc. (NYSE: AHH)
grade office, retail and multifamily properties in the Mid-Atlantic U.S. The Company also provides general construction and development services to third-
party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in 1979 and is headquartered in
Virginia Beach, VA.
is a full service real estate investment trust company that develops, builds, owns and manages institutional
mgorman@janney.com
rj.milligan@raymondjames.com drodgers@rwbaird.com jwguinee@stifel.com
ckucera@wundernet.com
Jtrudell@armadahoffler.com
Vice President of Investor Relations
Corporate Profile

Second Quarter Results and Financial Summary

Highlights

Funds From Operations (“FFO”) of $6.3 million, or $0.19 per diluted share for the quarter ended June 30, 2014.
Core FFO of $6.8 million, or $0.21 per diluted share for the quarter ended June 30, 2014.
Occupancy increased slightly to 94.6%, compared to 94.5% as of March 31, 2014.
Initial occupancy at the new 4525 Main Street office tower in the Town Center of Virginia Beach commenced in June
2014.
Construction contract backlog of $179.0 million as of June 30, 2014, which includes the Harbor Point project in
Baltimore, Maryland.
Cash dividend of $0.16 per share payable on October 9, 2014 to stockholders of record on October 1, 2014.
Today, the company announced that West Elm, Free People, lululemon, francesca’s and Tupelo Honey Cafe have signed leases for retail space at the Town Center of Virginia Beach.  This completes the co-tenancy requirement for the anchor tenant, Anthropologie, and rounds out the Company’s strategy to position Town Center as a premium upscale destination.
On August 4, 2014, the Company announced that it has entered into an agreement to acquire Dimmock Square, a retail power center located in Colonial Heights, Virginia.  The Dimmock Square acquisition will add over 100,000 square feet of 100% occupied retail space to the Company’s operating property portfolio.  The agreement provides that the
Company will acquire a 100% interest in Dimmock Square in exchange for approximately 990,000 OP units of limited partnership interest in the Company’s operating partnership and approximately $10 million of cash.  The acquisition is expected to be accretive to annual FFO per diluted share and is expected to close in the third quarter of 2014.
The Company is continuing its long-standing strategy to sell single tenant assets from time-to-time.  The Company has recently entered into an agreement to sell the Virginia Natural Gas office building, located near Town Center, for approximately $8.9 million, representing approximately 6.25 percent cap rate.

2014 Outlook

Current Parameters Previous Parameters
As of June 30, 2014 As of May 13, 2014
Core FFO
(excluding the impact from non-stabilized projects)
Approximately $27.5 million In-line with full-year 2013 Core FFO
Non-stabilized projects - negative impact to FFO
(excluded from Core FFO)
Approximately $1.0 million Approximately $1.5 million
General & administrative expense Approximately $7.6 million Approximately $7.8 million
Third party construction company annual segment
gross profit
Approximately $4.3 million Approximately $4.0 million

Summary Information

$ in thousands, except per share
Market Capitalization
Key Financials
6/30/2014 Financial Information: 6/30/2014
% of Total
Equity
Total Market
Capitalization Rental revenues $15,319
Market Data 20,495
Total Common Shares Outstanding 58% 19,265,919 10,071
42% 13,785,017 1,141
Common shares and OP units outstanding 100% 33,050,936 Net income 2,273
Market price per common share $9.68 Funds From Operations (FFO) 6,330
Equity market capitalization $319,933 FFO per diluted share $0.19
Total debt 349,840 Core FFO 6,824
Total market capitalization $669,773 Core FFO per diluted share $0.21
Less: cash (19,495)
Total enterprise value $650,278 Weighted Average Shares/Units Outstanding 33,035,198
Stable Portfolio Metrics Debt Metrics
6/30/2014 6/30/2014
Rentable square feet or number of units: Key Metrics
Office 950,246 Core debt/enterprise value 42.4%
Retail 1,092,311
Multifamily
(1)
626 Fixed charge coverage ratio:
Core EBITDA $9,793
Occupancy: Interest 2,678
Office
(2)
95.3% Principal 864
Retail
(2)
93.5% Total Fixed Charges 3,542
Multifamily
(1)(3)
94.9% Fixed charge coverage ratio 2.76x
Weighted Average
(4)
94.6%
Core Debt/Annualized Core EBITDA 7.0x
Three months ended
Three months ended
General contracting and real estate services revenues
Rental properties Net Operating Income (NOI)
General contracting and real estate services gross profit
(1) Excludes Liberty Apartments
(2) Office and retail occupancy based on leased square feet as a % of respective total
(3) Multifamily occupancy based on occupied units as a % of respective total
(4) Total occupancy weighted by annualized base rent
Operating Partnership ("OP") Units Outstanding

Summary Balance Sheet

$ in thousands
6/30/2014 12/31/2013
Assets (Unaudited)
Real estate investments:
Income producing property $436,450 $406,239
Held for development 8,592 -
Construction in progress 105,253 56,737
Accumulated depreciation (112,024) (105,228)
Net real estate investments 438,271 357,748
Cash and cash equivalents 16,271 18,882
Restricted cash 3,224 2,160
Accounts receivable, net 19,517 18,272
Construction receivables, including retentions 12,730 12,633
Costs and estimated earnings in excess of billings 1,287 1,178
Other assets 24,815 24,409
Total Assets $516,115 $435,282
Liabilities and Equity
Indebtedness $349,840 $277,745
Accounts payable and accrued liabilities 6,743 6,463
Construction payables, including retentions 34,631 28,139
Billings in excess of costs and estimated earnings 1,227 1,541
Other liabilities 16,474 15,873
Total Liabilities 408,915 329,761
Total Equity 107,200 105,521
Total Liabilities and Equity $516,115 $435,282
As of

Summary Income Statement

$ in thousands
Three months ended Six months ended
6/30/2014 6/30/2013 6/30/2014 6/30/2013
Revenues (Unaudited) (Unaudited)
Rental revenues $15,319 $14,231 $30,512 $27,629
General contracting and real estate services 20,495 23,291 39,729 41,247
Total Revenues 35,814 37,522 70,241 68,876
Expenses
Rental expenses 3,840 3,399 7,816 6,628
Real estate taxes 1,408 1,248 2,751 2,460
General contracting and real estate services 19,354 22,503 37,339 39,961
Depreciation and amortization 4,057 4,020 8,026 7,179
General and administrative 1,981 2,857 4,027 3,574
Impairment charges - 533 - 533
Total Expenses 30,640 34,560 59,959 60,335
Operating Income 5,174 2,962 10,282 8,541
Interest expense (2,678) (3,289) (5,243) (7,204)
Loss on extinguishment of debt - (1,125) - (1,125)
Gain on acquisitions - 9,460 - 9,460
Other income (194) 185 (82) 452
Income before taxes 2,302 8,193 4,957 10,124
Income tax (provision) benefit (29) 211 (178) 211
Net Income $2,273 $8,404 $4,779 $10,335

Core FFO & AFFO

Three months ended Six months ended
6/30/2014 6/30/2014
(Unaudited)
Net income $2,273 $4,779
Depreciation and amortization 4,057                                8,026
FFO 6,330                                12,805
FFO per weighted average share $0.19 $0.39
Core FFO
Adjustments
Loss on extinguishment of debt -                                     -
Non-cash stock compensation 193                                    522
Impairment charges -                                     -
Loan modifications -                                     -
Non-Stabilized development pipeline adjustments 301                                    562
Core FFO 6,824                                13,889
Core FFO per weighted average share $0.21 $0.42
AFFO
Adjustments
Non-Stabilized development pipeline adjustments (301)                                  (562)
Tenant improvements, leasing commissions
(1)
(1,007)                               (1,216)
Leasing incentives (63)                                     (63)
Property related capital expenditures (322)                                  (541)
Non cash interest expense 160                                    293
GAAP Adjustments
Net effect of straight-line rents (301)                                  (690)
Amortization of lease incentives and above (below) market rents 157                                    317
Derivative (income) losses 262                                    169
AFFO 5,409                                11,596
AFFO per weighted average share $0.16 $0.35
$ in thousands, except per share
(1) Excludes tenant improvements and leasing commissions on first generation rental space.

Summary of Outstanding Debt

$ in thousands
(1) LIBOR rate is determined by individual lenders.
(2) Subject to an interest rate swap lock.
(3) Principal balance excluding any fair value adjustment recognized upon acquisition.
Weighted Average Fixed Interest Rate 5.3%
Weighted Average Variable Interest Rate 2.2%
Total Weighted Average Interest Rate 3.5%
Variable Interest Rate as a % of Total (excluding interest rate caps) 57.8%
Weighted Average Maturity (years) 8.9
2Q 2014 Year to Date
Capitalized Interest $644 $1,260
Debt
Amount
Outstanding Interest Rate
(1)
Effective Rate as of
June 30, 2014 Maturity Date
Balance at
Maturity
Virginia Beach Town Center
249 Central Park Retail $15,701 5.99% September 8, 2016 $15,084
South Retail 6,927 5.99% September 8, 2016 6,655
Studio 56 Retail 2,654 3.75% May 7, 2015 2,592
Commerce Street Retail 5,581 LIBOR +2.25% 2.40% October 31, 2018 5,264
Fountain Plaza Retail 7,850 5.99% September 8, 2016 7,542
Dick's at Town Center 8,267 LIBOR+2.75% 2.90% October 31, 2017 7,889
The Cosmopolitan 47,430 3.75% July 1, 2051 -
Diversified Portfolio
Oyster Point 6,371 5.41% December 1, 2015 6,089
Broad Creek Shopping Center
Note 1 4,478 LIBOR +2.25% 2.40% October 31, 2018 4,223
Note 2 8,220 LIBOR +2.25% 2.40% October 31, 2018 7,752
Note 3 3,442 LIBOR +2.25% 2.40% October 31, 2018 3,246
Hanbury Village -
Note 1 21,333 6.67% October 11, 2017 20,499
Note 2 4,125 LIBOR +2.25% 2.40% October 31, 2018 3,777
Harrisonburg Regal 3,751 6.06% June 8, 2017 3,165
North Point Center -
Note 1 10,235 6.45% February 5, 2019 9,333
Note 2 2,796 7.25% September 15, 2025 1,344
Note 4 1,018 5.59% December 1, 2014 1,007
Note 5 695 LIBOR+2.00% 3.57%
(2)
February 1, 2017 641
Tyre Neck Harris Teeter 2,460 LIBOR +2.25% 2.40% October 31, 2018 2,235
Smith's Landing 24,633 LIBOR+2.15% 2.30% January 31, 2017 23,793
187,967 132,130
Credit Facility 88,000 LIBOR + 1.60% - 2.20% 2.10% May 13, 2016 88,000
Total including Credit Facility $275,967 $220,130
Development Pipeline
4525 Main Street 25,251 LIBOR+1.95% 2.10% January 30, 2017 25,251
Encore Apartments 14,342 LIBOR+1.95% 2.10% January 30, 2017 14,342
Whetstone Apartments 7,219 LIBOR+1.90% 2.05% October 8, 2016 7,219
Sandbridge Commons 4,409 LIBOR+1.85% 2.00% January 17, 2018 4,409
Liberty Apartments 20,743
(3)
5.66% November 1, 2043 -
Oceaneering 3,376 LIBOR+1.75% 1.90% February 28, 2018 3,376
Total Notes Payable - Development Pipeline 75,340 54,597
Unamortized fair value adjustments (1,467)
Total Notes Payable $349,840 $274,726

Core Debt to Core EBITDA

Three months
ended 6/30/2014 6/30/2014
(Unaudited) (Unaudited)
Net Income $2,273 Total Debt $349,840
Excluding: Excluding:
Interest Expense 2,678                        Development Pipeline Unstabilized Debt (73,873)
Income Tax 29
Depreciation and amortization 4,057                        Core Debt $275,967
EBITDA 9,037
Additional Adjustments:
Non-recurring or extraordinary (gains) losses -
Early extinguishment of debt -                            Core Debt/Annualized Core EBITDA 7.0x
Derivative (income) losses 262
Non-cash stock compensation 193
Development Pipeline 301
Total Other Adjustments 756
Core EBITDA 9,793
Annualized Core EBITDA $39,171
$ in thousands

Debt Information

$ in thousands
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2014 2015 2016 2017
2018 and
thereafter
Debt Maturity as of 6/30/2014
Interest Rate Cap Agreements At or Below 1.50%
Effective Date Maturity Date Strike Rate Notional Amount
May 31, 2012 May 29, 2015 1.09% $9,008
September 1, 2013 March 1, 2016 1.50% 40,000
October 4, 2013 April 1, 2016 1.50% 18,500
March 14, 2014 March 1, 2017 1.25% 50,000
Total Interest Rate Caps at or Below 1.50% $117,508
Fixed Debt Outstanding 147,505
Total Fixed Interest Rate Debt (including caps) $265,013
Fixed Interest Rate Debt as a % of Total 75%

Portfolio Summary & Business Segmentation Overview

Stabilized Portfolio Summary

As of 6/30/2014
Property Location Year Built
Net Rentable
Square Feet
(1)
% Leased
(2)
Annualized
Base Rent
(3)
Annualized
Base Rent per
Leased Sq. Ft.
(3)
Average Net
Effective
Annual Base
Rent per
Leased Sq. Ft.
(4)
Armada Hoffler Tower
(5)
Virginia Beach, VA 2002 324,348 97.1% $8,123,253 $25.79 $26.55
One Columbus Virginia Beach, VA 1984 129,424 100.0% 2,996,509 23.15 22.80
Two Columbus Virginia Beach, VA 2009 109,091 90.7% 2,527,529 25.55 25.50
Virginia Natural Gas
(6)
Virginia Beach, VA 2010 31,000 100.0% 568,230 18.33 20.17
Richmond Tower Richmond, VA 2010 206,969 98.0% 7,393,070 36.45 41.88
Oyster Point Newport News, VA 1989 100,214 79.1% 1,730,856 21.83 21.45
Sentara Williamsburg
(6)
Williamsburg, VA 2008 49,200 100.0% 1,006,140 20.45 20.50
Subtotal / Weighted Average Office Portfolio
(7)
950,246 95.3% $24,345,587 $26.88 $28.34
Retail Properties Not Subject to Ground Lease
Bermuda Crossroads Chester, VA 2001 111,566 94.0% 1,394,953 13.30 13.82
Broad Creek Shopping Center Norfolk, VA 1997-2001 227,691 96.8% 3,080,678 13.98 12.77
Courthouse 7-Eleven Virginia Beach, VA 2011 3,177 100.0% 125,000 39.35 43.81
Gainsborough Square Chesapeake, VA 1999 88,862 96.5% 1,353,202 15.77 15.39
Hanbury Village Chesapeake, VA 2006-2009 61,049 86.4% 1,299,135 24.64 24.19
North Point Center Durham, NC 1998-2009 215,690 92.1% 2,348,731 11.82 11.75
Parkway Marketplace Virginia Beach, VA 1998 37,804 100.0% 729,644 19.30 20.61
Harrisonburg Regal Harrisonburg, VA 1999 49,000 100.0% 683,550 13.95 13.95
Dick's at Town Center Virginia Beach, VA 2002 100,804 83.3% 798,000 9.50 7.79
249 Central Park Retail Virginia Beach, VA
(8)
2004 91,171 96.2% 2,458,145 28.04 26.50
Studio 56 Retail Virginia Beach, VA 2007 11,600 84.8% 371,200 37.75 36.92
Commerce Street Retail
(9)
Virginia Beach, VA 2008 19,173 100.0% 781,588 40.77 41.63
Fountain Plaza Retail Virginia Beach, VA 2004 35,961 100.0% 970,230 26.98 26.47
South Retail
(24)
Virginia Beach, VA 2002 38,763 83.6% 621,240 19.17 19.03
Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases
(10)
1,092,311 93.5% $17,015,294 $16.66 $16.16
Retail Properties Subject to Ground Lease
Bermuda Crossroads
(11)
Chester, VA 2001
(13)
100.0% 163,350
Broad Creek Shopping Center
(12)
Norfolk, VA 1997-2001
(14)
100.0% 579,188
Hanbury Village
(11)
Chesapeake, VA 2006-2009
(15)
100.0% 1,067,598
North Point Center
(11)
Durham, NC 1998-2009
(16)
100.0% 1,062,784
Tyre Neck Harris Teeter
(12)
Portsmouth, VA 2011
(17)
100.0% 508,134
Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases 100.0% $3,381,055
Total / Weighted Avg Retail Portfolio 1,092,311
(18)
93.5% $20,396,349 $16.66 $16.16
Total / Weighted Average Retail and Office Portfolio 2,042,557 94.4% $44,741,936 $21.46 $21.88
Property Location Year Built Units
(19)
% Leased
(2)
Annualized
Base Rent
(20)
Average
Monthly Base
Rent per
Leased Unit
(21)
Multifamily
Smith's Landing
(22)
Blacksburg, VA 2009 284 96.1% $3,321,096 $1,013.77
The Cosmopolitan Virginia Beach, VA 2006 342 93.9% 6,940,140 1,568.57
Total / Weighted Avg Multifamily Portfolio 626 94.9% $10,261,236 $1,313.58
Office Properties

Stabilized Portfolio Summary Footnotes

1)
The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996
measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.
2)
Percentage leased for each of our office and retail properties is calculated as (a) square footage under executed leases as of June 30, 2014, divided by (b) net rentable square feet, expressed as a percentage.
Percentage leased for our multifamily properties is calculated as (a) total units occupied as of June 30, 2014, divided by (b) total units available, expressed as a percentage.
3)
For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments for executed leases as of June 30, 2014 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b) square footage under commenced leases as of June 30, 2014. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
4)
Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of June 30, 2014, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of June 30, 2014.
5)
As of June 30, 2014, the Company occupied 16,151 square feet at this property at an annualized base rent of $446,172, or $29.40 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, the
Company sublease approximately 5,000 square feet of space from a tenant at this property.
6)
This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes.
7)
Includes square footage and annualized base rent pursuant to leases for space occupied by us.
8)
As of June 30, 2014, the Company occupied 8,995 square feet at this property at an annualized base rent of $287,658, or $31.01 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.
9)
Includes $31,200 of annualized base rent pursuant to a rooftop lease.
10)
Reflects square footage and annualized base rent pursuant to leases for space occupied by AHH.
11)
For this ground lease, the Company own the land and the tenant owns the improvements thereto.  The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.
12)
The Company lease the land underlying this property from the owner of the land pursuant to a ground lease. The Company re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.
13)
Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases.
14)
Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases.
15)
Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases.
16)
Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases.
17)
Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.
18)
The total square footage of our retail portfolio excludes the square footage of land subject to ground leases.
19)
Units represent the total number of apartment units available for rent at June 30, 2014.
20)
For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended June 30, 2014 by (b) 12.
21)
Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended June 30, 2014.
22)
The Company lease the land underlying this property from the owner of the land pursuant to a ground lease.
23)
The annualized base rent for The Cosmopolitan includes $936,143 of annualized rent from 15 retail leases at the property.
24)
As of June 30, 2014, The Company occupied 2,908 square feet at this property at an annualized base rent of $12,000, or $4.13 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us and is eliminated from our revenues in consolidation.

Development Pipeline

$ in thousands
Identified Development Pipeline Schedule
Office/Retail Location
Estimated
Square
Footage
(1)
Estimated
Cost
(1)
Cost Incurred
through
6/30/2014 Start
Anchor Tenant
Occupancy
Stabilized
Operation
AHH
Ownership %
(1)
Property Type %leased Anchor Tenants
4525 Main Street
(2) Virginia Beach, VA 239,000         (3) $50,000 $38,000 1Q13 3Q14 1Q16 100% Office 56% Clark Nexsen, Development Authority
of Virginia Beach
(3)
, Anthropologie
(8)
Sandbridge Commons Virginia Beach, VA 70,000           13,000               8,000                 4Q13 1Q15 2Q16 100% Retail 66% Harris Teeter
Brooks Crossing Newport News, VA 36,000           8,000                 1,200                 4Q14 3Q15 3Q15 65% Office 0%
Huntington Ingalls
(4)
Greentree Shopping Center
(5) Chesapeake, VA 18,000           6,000                 4,000                 4Q13 4Q14 3Q16 100% Retail 40% Wawa
363,000         77,000               51,200
Schedule
Multifamily Location
Estimated
Apartment
Units
(1)
Estimated
Cost
(1)
Cost Incurred
through
6/30/2014 Start
Initial
Occupancy Complete
(1)
Stabilized
Operation
AHH
Ownership %
Encore Apartments
(2) Virginia Beach, VA 286                 $34,000 $22,000 1Q13 3Q14 4Q15 1Q16 100%
Whetstone Apartments Durham, NC 203                 28,000               20,000               2Q13 3Q14 3Q15 1Q16 100%
Liberty Apartments
(6) Newport News, VA 197                 30,700               30,700               - - 1Q14 3Q15 100%
686                 92,700               72,700
Next Generation Pipeline Schedule
Office/Retail Location
Estimated
Square
Footage
(1)
Estimated
Cost
(1)
Cost Incurred
through
6/30/2014 Start
Anchor Tenant
Occupancy
Stabilized
Operation
AHH
Ownership %
(1)
Property Type %leased Anchor Tenants
Oceaneering Chesapeake, VA 155,000         $26,000 $10,000 4Q13 1Q15 1Q15 100% Office 100% Oceaneering
Commonwealth of Virginia - Chesapeake Chesapeake, VA 36,000           7,000                 2,000                 2Q14 1Q15 1Q15 100% Office 100% Commonwealth of Virginia
Commonwealth of Virginia - Virginia Beach Virginia Beach, VA 11,000           3,000                 1,000                 2Q14 1Q15 1Q15 100% Office 100% Commonwealth of Virginia
Lightfoot Marketplace Williamsburg, VA 88,000           24,000               9,000                 3Q14 1Q16 2Q17
70%
(7) Retail 60% Harris Teeter
290,000         60,000               22,000
Total $229,700 $145,900
(1)  Represents estimates that may change as the development process proceeds
(2)  This property is located within the Virginia Beach Town Center
(4) The principal tenant lease has not been signed as of the date of this supplemental information
(5) AHH has completed the sale of a pad ready site to Wal-Mart adjacent to Greentree Shopping Center
(6) Reflects purchase price of the acquisition, which occurred in 1Q14
(7) AHH earns a preferred return on equity prior to any distributions to JV partners
(8) Executed lease with retail anchor
(3)  Approximately 83,000 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,000 square feet is leased to the Development Authority of Virginia Beach

Construction Business Summary

$ in thousands
(1) Related party contracts
Location
Total Contract
Value
Work in Place as
of 6/30/2014 Backlog
Estimated Date
of Completion
Projects Greater than $5.0M
Exelon Baltimore, MD $164,709 $6,307 $158,402 1Q 2016
Hyatt Place Baltimore / Inner Harbor Hotel Baltimore, MD 25,366 16,351 9,015 4Q 2014
City of Suffolk Municipal Center Suffolk, VA 24,933 21,314 3,618 2Q 2015
Main Street Parking Garage
(1)
Virginia Beach, VA 18,035 16,887 1,148 3Q 2014
Sub Total 233,043 60,859 172,184
Projects Less than $5.0M 86,494 79,691 6,803
Total $319,537 $140,550 $178,987
Gross Profit Summary
Q2 2014 YTD 2014
(Unaudited)
Revenue $20,495 $39,729
Expense (19,354) (37,339)
Gross Profit $1,141 $2,390

Operating Results & Property- Type Segment Analysis

Same Store NOI by Segment

(1)  Excludes Main Street Office
(2)  Bermuda Crossroads and Greentree excluded
(3)  Smith's Landing and Liberty Apartments excluded
(Reconciliation to GAAP located in appendix pg. 43)
$ in thousands
Three months ended 6/30 Six months ended 6/30
2014 2013 $ Change % Change 2014 2013 $ Change % Change
Office
(1)
(Unaudited) (Unaudited)
Revenue $6,473 $6,420 $53 1% $13,022 $12,906 $116 1%
Expenses 1,971 1,940 31 2% 4,102 3,886 216 6%
Net Operating Income 4,502 4,480 22 0% 8,920 9,020 (100) -1%
Retail
(2)
Revenue 5,163 5,131 32 1% 10,391 10,137 254 3%
Expenses 1,588 1,574 14 1% 3,275 3,255 20 1%
Net Operating Income 3,575 3,557 18 1% 7,116 6,882 234 3%
Multi Family
(3)
Revenue 1,920 1,903 17 1% 3,736 3,810 (74) -2%
Expenses 870 875 (5) -1% 1,701 1,690 11 1%
Net Operating Income 1,050 1,028 22 2% 2,035 2,120 (85) -4%
Same Store Net Operating Income (NOI), GAAP basis $9,127 $9,065 $62 1% $18,071 $18,022 $49 0%
Net effect of straight-line rents (251) (143) (108) 76% (638) (358) (280) 78%
Amortization of lease incentives and above (below) market rents 183 180 3 2% 369 376 (7) -2%
Same store portfolio NOI, cash basis $9,059 $9,102 ($43) 0% $17,802 $18,040 ($238) -1%
Cash Basis:
Office 4,143 4,237 (94) -2% 8,068 8,446 (378) -4%
Retail 3,863 3,831 32 1% 7,693 7,462 231 3%
Multifamily 1,053 1,034 19 2% 2,041 2,132 (91) -4%
$9,059 $9,102 ($43) 0% $17,802 $18,040 ($238) -1%
GAAP Basis:
Office 4,502 4,480 22 0% 8,920 9,020 (100) -1%
Retail 3,575 3,557 18 1% 7,116 6,882 234 3%
Multifamily 1,050 1,028 22 2% 2,035 2,120 (85) -4%
$9,127 $9,065 $62 1% $18,071 $18,022 $49 0%

Top 10 Tenants by Annual Base Rent

As of June 30, 2014
(1)  Virginia Beach Development Authority would be included in the Office Portfolio top ten tenants based on
   ABR once 4525 Main Street Office Stabalizes
Office Portfolio
Tenant
Number
of Leases
Number
of
Properties Property(ies)
Lease
Expiration
Annualized
Base Rent
% of Office
Portfolio
Annualized
Base Rent
% of Total
Portfolio
Annualized
Base Rent
Williams Mullen 3 2 Armada Hoffler Tower, Richmond Tower 3/8/2026 $7,808,034 32.1% 14.2%
Sentara Medical Group 1 1 Sentara Williamsburg 3/31/2023 1,006,140 4.1% 1.8%
Cherry Bekaert & Holland 3 3 Armada Hoffler Tower, Richmond Tower, Oyster Point 1/31/2025 949,713 3.9% 1.7%
GSA 1 1 Oyster Point 9/21/2022 870,047 3.6% 1.6%
Troutman Sanders LLP 1 1 Armada Hoffler Tower 4/26/2017 865,370 3.6% 1.6%
The Art Institute 1 1 Two Columbus 12/31/2019 787,226 3.2% 1.4%
Pender & Coward 2 1 Armada Hoffler Tower 12/31/2019 781,536 3.2% 1.4%
Kimley- Horn 1 1 Two Columbus 12/31/2018 682,162 2.8% 1.2%
Hampton University 2 1 Armada Hoffler Tower 5/7/2023 681,304 2.8% 1.2%
Hankins & Anderson 1 1 Armada Hoffler Tower 4/30/2022 572,601 2.4% 1.0%
Top 10 Total $15,004,132 61.6% 27.3%
Retail Portfolio
Tenant
Number
of Leases
Number
of
Properties Property(ies)
Lease
Expiration
Annualized
Base Rent
% of Retail
Portfolio
Annualized
Base Rent
% of Total
Portfolio
Annualized
Base Rent
Home Depot 2 2 Broad Creek Shopping Center, North Point Center 12/3/2019 $2,189,900 10.7% 4.0%
Harris Teeter 2 2 Tyre Neck Harris Teeter, Hanbury Village 10/16/2028 1,430,532 7.0% 2.6%
Food Lion 3 3 Broad Creek Shopping Center, Bermuda Crossroads,
Gainsborough Square
3/19/2020 1,282,568 6.3% 2.3%
Dick's Sporting Goods 1 1 Dick's at Town Center 1/31/2020 798,000 3.9% 1.5%
Regal Cinemas 1 1 Harrisonburg Regal 4/23/2019 683,550 3.4% 1.2%
PetsMart 2 2 Broad Creek Shopping Center, North Point Center 7/21/2018 618,704 3.0% 1.1%
Kroger 1 1 North Point Center 8/31/2018 552,864 2.7% 1.0%
Yard House 1 1 Commerce Street Retail 11/30/2023 538,000 2.6% 1.0%
Rite Aid 2 2 Gainsborough Square, Parkway Marketplace 5/29/2019 484,193 2.4% 0.9%
Walgreens 1 1 Hanbury Village 12/31/2083 447,564 2.2% 0.8%
Top 10 Total $8,868,044 44.3% 16.4%
(1)

Office Lease Summary

Renewal Lease Summary
(1)
GAAP Cash
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Leases
Expiring
Net rentable
SF Expiring
Contractual
Rent per SF
Prior Rent
per SF
Annual
Change in
Rent per SF
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Weighted
Average Lease
Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
2nd Quarter 2014 2                      18,824           1                      8,452             $25.12 $24.33 $0.79 $25.37 $27.55 ($2.18) 7.75                      $204,718 $10.88
1st Quarter 2014 1                      25,506           2                      5,430             32.28                 26.66         5.63                29.95             29.25           0.70                    10.00                   1,315,127         51.56
4th Quarter 2013 5                      45,677           4                      5,112             26.74                 25.27         1.47                23.58             27.97           (4.39)                   11.34                   1,927,309         42.19
3rd Quarter 2013 5                      16,289           4                      30,038          29.18                 26.76         2.42                28.26             27.92           0.33                    6.79                      60,809               3.73
New Lease Summary
(1)
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Contractual
Rent per SF
Weighted
Average
Lease Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
2nd Quarter 2014 4                      6,948             $20.18 4.28               $190,255 $27.38
1st Quarter 2014 2                      5,430             24.12             1.00               5,239                 0.96
4th Quarter 2013 4                      18,381           23.56             10.34             577,382            31.41
3rd Quarter 2013 1                      1,142             29.50             5.00               3,577                 3.13
(1) Excludes leases for space occupied by AHH.

2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

ARMADA HOFFLER PROPERTIES

Office Lease Expirations

Year of Lease Expiration
Number of
Leases
Expiring
Square
Footage of
Leases
Expiring
% Portfolio
Net Rentable
Square Feet
Annualized
Base Rent
% of Portfolio
Annualized
Base Rent
Annualized Base Rent
per Leased Square
Foot
Available - 44,593 4.7% $0 -     $0.00
2014 8 18,631 2.0% 282,451 1.2% 15.16
2015 11 35,957 3.8% 793,596 3.3% 22.07
2016 10 33,481 3.5% 802,954 3.3% 23.98
2017 5 64,492 6.8% 1,564,421 6.4% 24.26
2018 17 157,665 16.6% 4,274,352 17.6% 27.11
2019 9 92,048 9.7% 2,160,096 8.9% 23.47
2020 3 25,283 2.7% 783,034 3.2% 30.97
2021 4 41,363 4.4% 973,852 4.0% 23.54
2022 3 48,117 5.1% 1,280,663 5.3% 26.62
2023 4 115,889 12.2% 2,368,413 9.7% 20.44
Thereafter
9 272,727 28.7% 9,061,755 37.2% 33.23
Total / Weighted Average 83 950,246 100.0% 24,345,587 $ 100.0% $26.88
1.2%
3.3% 3.3%
6.4%
17.6%
8.9%
3.2%
4.0%
5.3%
9.7%
37.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%

Retail Lease Summary

(1) Excludes leases from space occupied by AHH
Renewal Lease Summary
(1)
GAAP Cash
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Leases
Expiring
Net
rentable SF
Expiring
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Weighted
Average Lease
Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
2nd Quarter 2014 6                      12,916           2                    3,842          $20.47 $19.66 $0.81 $20.20 $20.65 ($0.46) 1.87                      $5,730 $0.44
1st Quarter 2014 5                      23,857           3                    6,540          20.84                20.41          0.43                    21.18               21.82         (0.64)                     4.55                      63,339          2.65
4th Quarter 2013 7                      37,733           6                    7,928          13.82                13.49          0.33                    13.79               14.12         (0.33)                     4.70                      40,540          1.07
3rd Quarter 2013 6                      24,506           3                    3,648          24.26                25.11          (0.85)                   23.55               28.34         (4.79)                     5.67                      227,766        9.29
New Lease Summary
(1)
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Contractual
Rent per SF
Weighted
Average
Lease Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
2nd Quarter 2014 4                      10,574           $25.73 $7.78 $1,071,485 $101.33
1st Quarter 2014 1                      3,160             16.25           10.50          126,558           40.05
4th Quarter 2013 2                      3,270             18.67           5.06            75,884             23.21
3rd Quarter 2013 -                 -                   -               -              -                     -

2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

ARMADA HOFFLER
PROPERTIES

Retail Lease Expiration

Year of Lease Expiration
Number of
Leases
Expiring
Square
Footage of
Leases
Expiring
% Portfolio
Net Rentable
Square Feet
Annualized
Base Rent
% of Portfolio
Annualized
Base Rent
Annualized Base Rent
per Leased Square
Foot
Available - 64,471 5.9% $0 -     $0.00
Signed Leases not Commenced 2 6,332 0.6% 0 - 0.00
2014 10 17,869 1.6% 291,572 1.7% 16.32
2015 18 60,233 5.5% 1,293,171 7.6% 21.47
2016 20 59,949 5.5% 1,413,379 8.3% 23.58
2017 23 146,050 13.4% 2,045,639 12.0% 14.01
2018 20 122,737 11.2% 1,772,513 10.4% 14.44
2019 18 301,341 27.6% 4,331,948 25.5% 14.38
2020 7 133,586 12.2% 1,677,169 9.9% 12.55
2021 5 25,204 2.3% 740,832 4.4% 29.39
2022 5 79,588 7.3% 1,151,218 6.8% 14.46
2023 5 27,625 2.5% 869,930 5.1% 31.49
Thereafter
8 47,326 4.3% 1,427,923 8.4% 30.17
Total / Weighted Average 141 1,092,311 100.0% 17,015,294 $ 100.0% $16.55
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
1.7%
7.6%
8.3%
12.0%
10.4%
25.5%
9.9%
4.4%
6.8%
5.1%
8.4%

Historical Occupancy

(1) Office and retail occupancy based on occupied square feet as a % of respective total
(2) Multifamily occupancy based on occupied units as a % of respective total
(3) Total occupancy weighted by annualized base rent
Occupancy - All Properties as of
Sector 6/30/2014 3/31/2014 12/31/2013 9/30/2013 6/30/2013
Office
(1)
95.3% 95.4% 95.2% 93.4% 93.4%
Retail
(1)
93.5% 93.4% 93.4% 93.6% 94.6%
Multifamily
(2)
94.9% 94.2% 94.2% 92.7% 91.2%
Weighted Average
(3)
94.6% 94.5% 94.4% 93.3% 93.5%

Multifamily Occupancy

Occupancy Summary - Smiths Landing (284 available units)
Quarter Ended
Number of Units
Occupied
Percentage
Occupied
(1)
Annualized Base
Rent
(2)
Average Monthly Rent
per Occupied Unit
6/30/2014 273 96.1% $3,321,096 $1,014
3/31/2014 283 99.6% 3,430,260                       1,010
12/31/2013 282 99.3% 3,382,380                       1,000
9/30/2013 284 100.0% 3,427,980                       1,006
6/30/2013 264 93.0% 3,163,164                       998
Occupancy Summary - The Cosmopolitan (342 available units)
Quarter Ended
Number of Units
Occupied
Percentage
Occupied
(1)
Annualized Base
Rent
(2)(4)
Average Monthly Rent
per Occupied Unit
(3)
6/30/2014 321 93.9% $6,042,132 $1,569
3/31/2014 307 89.8% 5,799,564                       1,574
12/31/2013 308 90.1% 5,721,144                       1,548
9/30/2013 296 86.5% 5,506,764                       1,550
6/30/2013 307 89.9% 5,818,908                       1,580
(1) Total units occupied  as of each respective date
(2) Annualized base rent is calculated by multiplying (a) contractual rent due from our tenants for the last month of the respective quarter by (b) 12
(3) Average Monthly Rent per Occupied Unit is calculated as (a) annualized base rent divided by (b) the number of occupied units as of the end of the respective date.
(4) Excludes annualized base rent from retail leases

Appendix - Understanding AHH

Current Portfolio & Development Pipeline
Previous Construction or Development Projects
Armada Hoffler Properties, Inc. is a full-service real estate investment trust (REIT) and property company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid-
Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in
1979 and is headquartered in Virginia Beach, VA.

Diversified portfolio consisting of Office, Retail
and Multifamily properties
Institutional grade portfolio focused on the Mid-
Atlantic region
35 year corporate track record with senior
leadership team averaging more than 20 years
with the company
Market Cap of ~$320 million as of 6/30/14
Management and previous partners own in
excess of 40% of the company through limited
partnership units in the operating partnership
Understanding AHH – Corporate Overview

1.
Advantages of Core Stabilized Portfolio:
Consistent cash flow
High occupancy
Stable same store metrics
2.
Advantages of Wholesale Development Pipeline Engine:
Equity creation
Asset base growth
3.
Advantages of Construction Company:
Stable earnings and value creation
Reduces risk in selecting/executing development opportunities
Brand recognition in new markets

Sum of the Parts Leads to Valuation
Understanding AHH –
Differentiation Provides Value Creation
Development Engine
Construction
Business
Stable
Portfolio

Definition Characteristics Valuation
Stabilized
Portfolio
•
Consistent cash flow
•
High occupancy
•
Stable same store
metrics
•
Traditional real estate
valuation, NAV/Cap
Rates
Development
Pipeline
•
Real estate assets in
development or ramping
towards stabilization
•
Value creation
•
Asset base growth
•
Equity Creation
Construction
Business
•
3    party construction
business
•
Stable earnings and
value creation
•
Reduces risk in
selecting/executing
development
opportunities
•
Brand recognition in
new markets
•
Multiples analysis
Business Segmentation Overview
rd
th
•
Includes stabilized
office, retail, and
multifamily real estate
(defined as the earlier of
80% occupancy or the
13 full quarter after
CO)

Stabilized Portfolio NOI x Market Cap Rate = Stabilized Portfolio Value

\+

Development Value Creation x Appropriate Discount Rate = Equity Value

\+

Operating Company Income x Market Multiple = Operating Company Value

\+

Other Assets

–

Liabilities

NAV

ARMADA HOFFLER PROPERTIES

33 See Pages 34-37 for Further Information Regarding the Components of NAV Components of NAV

1) Understanding AHH –Stabilized Portfolio

(Reconciliation to GAAP located in appendix pg. 44)
$ in thousands
(1) Excludes Greentree Shopping Center
(2) Excludes Liberty Apartments
(3) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes totaling ~$211K per quarter
(4) Excludes Main Street Office
Cash NOI
Three months
ended 6/30/2014 Annualized
(Unaudited)
Office $2,141 $8,564
Retail
(1)
3,047 12,188
Multifamily
(2)
589 2,356
Total Diversified Portfolio NOI $5,777 $23,108
Virginia Beach Town Center
Office
(3)(4)
$2,142 $8,568
Retail
(3)
1,240 4,960
Multifamily 1,053 4,212
Total Virginia Beach Town Center NOI $4,435 $17,740
Total Stabilized Portfolio NOI $10,212 $40,848
Diversified Portfolio

Note: The data below reflects the Company’s current estimates and projections, which may change as a result of various factors.  The Company can make no assurances that the estimates and projections below will actually be realized.

$ in thousands, unaudited
Estimated Cost
Estimated
Stabilized NOI
Estimated
Return on
Cost
Projected
Value Spread
The Company's
Estimated Equity
Creation
The Company's Est.
Equity Creation
Excluding JV
Ownership
Identified Pipeline $139,000 $11,400 8.20% 125bp $24,995 $23,903
Next Generation Pipeline 150,000            12,400              8.27% 150bp 33,251                    33,251
Liberty Apartments 30,700
(1)
2,000                6.51% -
Estimated Stabilized Value/Weighted Average $319,700 $25,800 8.24% $58,246 $57,154
(1) Purchase price
2) Understanding AHH –Identified &
Next Generation Pipeline
Greater than $57M in Equity Creation - 3 to 4 Years

Gross Profit Summary
Q2 2014 YTD 2014
(Unaudited)
Revenue $20,495 $39,729
Expense (19,354) (37,339)
Gross Profit $1,141 $2,390
3) Understanding AHH – 3
rd
Party Construction
Gross Profit - metric to use when evaluating the profitability and valuation of the general contracting & real estate services segment

$ in thousands
Construction Company - Ongoing Profitable Business with Intrinsic Value

4) NAV Component Data

$ in thousands
(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes totaling ~$211K per quarter
Stabilized Portfolio NOI (Cash) Development Pipeline
Annualized three
months ended
6/30/2014 Development Investment as of 6/30/2014 $113,845
58,246
Office $8,564 $172,091
Retail 12,188
Multifamily 2,356
Total Diversified Portfolio NOI (pg. 34) $23,108
Operating Companies
Outlook
Office
(1)
$8,568 6/30/2014
Retail
(1)
4,960
Multifamily 4,212 $4,300
Total Virginia Beach Town Center NOI (pg. 34) $17,740
Stabilized Portfolio NOI (Cash) $40,848
Other Assets
Liabilities & Share Count
As of 6/30/2014 As of 6/30/2014
Other Assets Liabilities
Cash and Cash Equivalents $16,271 Mortgages and notes payable $349,840
Restricted Cash 3,224 Accounts payable and accrued liabilities 6,743
Accounts Receivable 19,517 Construction payables, including retentions 34,631
Construction receivables, including retentions 12,730 Other Liabilities 17,701
Other Assets 26,102 Total Liabilities $408,915
Total Other Assets $77,844
Share Count
Weighted Average Common Shares Outstanding 19,250
13,785
33,035
General Contracting and Real Estate Services per
Company June 30, 2014 parameters (pg. 7)
Virginia Beach Town Center
Weighted Average Operating Partnership ("OP") Units Outstanding
Total Weighted Average Common shares and OP units outstanding
Diversified Portfolio
The Company's Estimated Equity Creation - 3-4 years (pg. 35)

Appendix – Definitions & Reconciliations

Definitions
Net Operating Income:
We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating
NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity.  We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. (Reconciliation to GAAP located in appendix pg. 45)
Funds From Operations:
We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.
FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance.
Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.
Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Definitions
Core Funds From Operations:
Adjusted Funds From Operations:

We calculate Core Funds From Operations ("Core FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for losses on debt extinguishments, non-cash stock compensation and impairment charges.  Such items are non-recurring or non-cash in nature.  Our calculation of Core FFO also excludes acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.
Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.
Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Core FFO differs from NAREIT's definition of
FFO. Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core FFO may not be comparable to other REITs' Core FFO.
We calculate Adjusted Funds From Operations (“AFFO”) as Core FFO, (i) excluding the impact of tenant improvement and leasing commission costs, capital expenditures, the amortization of deferred financing fees, derivative (income)
loss, the net effect of straight-line rents and the amortization of lease incentives and net above (below) market rents and (ii) adding back the impact of development pipeline projects that are still in lease-up and government development grants that are not included in FFO.

Definitions
EBITDA:
We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.
Core EBITDA:
We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, non-recurring or extraordinary gains (losses), early extinguishment of debt, derivative (income) losses, acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other
REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.
Core Debt:
We calculate Core Debt as our total debt, excluding any construction loans associated with our development pipeline.
Same Store Portfolio:
We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present.  We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.  The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

Same Store Non-Same Store Same Store Non-Same Store
Office Properties
Armada Hoffler Tower X X
One Columbus X X
Two Columbus X X
Virginia Natural Gas X X
Richmond Tower X X
Oyster Point X X
Sentara Williamsburg X X
4525 Main Street X X
Retail Properties
Bermuda Crossroads X X
Broad Creek Shopping Center X X
Courthouse 7-Eleven X X
Gainsborough Square X X
Hanbury Village X X
North Point Center X X
Parkway Marketplace X X
Harrisonburg Regal X X
Dick’s at Town Center X X
249 Central Park Retail X X
Studio 56 Retail X X
Commerce Street Retail X X
Fountain Plaza Retail X X
South Retail X X
Tyre Neck Harris Teeter X X
Greentree Shopping Center X X
Multifamily
Smith’s Landing X X
The Cosmopolitan X X
Liberty Apartments X X
Comparison of Six Months Ended
June 30, 2014 to 2013
Comparison of Three Months Ended
June 30, 2014 to 2013

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands
(1)  Main Street Office excluded
(2)  Bermuda Crossroads and Greentree Shopping Center excluded
(3)  Smith's Landing and Liberty Apartments excluded
Three months ended 6/30 Six months ended 6/30
2014 2013 2014 2013
Office Same Store
Rental revenues
(1)
$6,473 $6,420 $13,022 $12,906
Property expenses 1,971 1,940 4,102 3,886
NOI 4,502 4,480 8,920 9,020
Non-Same Store NOI 46 - 46 -
Segment NOI $4,548 $4,480 $8,966 $9,020
Retail Same Store
(2)
Rental revenues $5,163 $5,131 $10,391 $10,137
Property expenses 1,588 1,574 3,275 3,255
NOI 3,575 3,557 7,116 6,882
Non-Same Store NOI 438 197 842 197
Segment NOI $4,013 $3,754 $7,958 $7,079
Multifamily Same Store
(3)
Rental revenues $1,920 $1,903 $3,736 $3,810
Property expenses 870 875 1,701 1,690
NOI 1,050 1,028 2,035 2,120
Non-Same Store NOI 460 322 986 322
Segment NOI 1,510 1,350 $3,021 $2,442
Total Segment Portfolio NOI $10,071 $9,584 $19,945 $18,541

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands
Three months ended 6/30/2014
Office Retail Multifamily Total
Cash NOI $2,141 $3,047 $589 $5,777
Net effect of straight-line rents 237 (115) (12) 110
Amortization of lease incentives and (above) below market rents (16) 39 (13) 10
GAAP NOI $2,362 $2,971 $564 $5,897
Office Retail Multifamily Total
Cash NOI $2,142 $1,240 $1,053 $4,435
Net effect of straight-line rents 164 (18) (3) 143
Amortization of lease incentives and (above) below market rents (26) (141) - (167)
Elimination of AHH rent (140) (70) - (210)
GAAP NOI $2,140 $1,011 $1,050 $4,201
GAAP NOI Office Retail Multifamily Total
Diversified Portfolio $2,362 $2,971 $564 $5,897
Town Center of Virginia Beach 2,140 1,011 1,050 4,201
Unstabilized Properties 46 31 (104) (27)
Total Segment Portfolio GAAP NOI $4,548 $4,013 $1,510 $10,071
Diversified Portfolio
Town Center of Virginia Beach

Reconciliation to GAAP - Segment Portfolio NOI
$ in thousands

Office Retail Multifamily
Total Rental
Properties
General Contracting &
Real Estate Services Total
Segment revenues 6,519 $                    5,703 $                    3,097 $                    15,319 $                  20,495 $                             35,814 $
Segment expenses 1,971                        1,690                        1,587                        5,248                        19,354                                24,602
Net operating income 4,548 $                    4,013 $                    1,510 $                    10,071 $                  1,141 $                               11,212 $
Depreciation and amortization (4,057)
General and administrative expenses (1,981)
Interest expense (2,678)
Other income (expense) (194)
Income tax provision (29)
Net income 2,273 $
Office Retail Multifamily
Total Rental
Properties
General Contracting &
Real Estate Services Total
Segment revenues 13,068 $                  11,473 $                  5,971 $                    30,512 $                  39,729 $                             70,241 $
Segment expenses 4,102                        3,515                        2,950                        10,567                     37,339                                47,906
Net operating income 8,966 $                    7,958 $                    3,021 $                    19,945 $                  2,390 $                               22,335 $
Depreciation and amortization (8,026)
General and administrative expenses (4,027)
Interest expense (5,243)
Other income (expense) (82)
Income tax provision (178)
Net income 4,779 $
Three months ended 6/30/2014
Six months ended 6/30/2014